                                                                   Exhibit 10.10


            CLASS B STOCKHOLDER AGREEMENT (the "Agreement"), dated as of May 20, 1998, between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Company"), and the former stockholders (the "ITCO Stockholders") of ITCO Logistics Corporation, a Delaware corporation ("ITCO").
            --------------------------------------------------------------------

                                  INTRODUCTION

            Pursuant to an Agreement and Plan of Merger, dated as of March 10, 1998 (the "Merger Agreement"), among Heafner, ITCO Merger Corporation, a Delaware corporation, ITCO and each of the ITCO Stockholders, the parties have agreed to merge Acquisition with and into ITCO (the "ITCO Merger"). In connection with the ITCO Merger, the ITCO Stockholders are receiving, among other things, newly issued shares of Class B Common Stock, $.01 par value, of the Company (the "Class B Stock") in exchange for their shares of ITCO common stock.

            As a condition to the consummation of the transactions contemplated in the Merger Agreement, the parties have agreed to enter into this Agreement.

            The Company and each of the ITCO Stockholders are also parties to a Class B Registration Rights Agreement, dated as of the date hereof (the "Class B Registration Rights Agreement"), with respect to the Class B Stock.

            Capitalized terms used and not otherwise defined in the text of this Agreement shall have the meanings given in Annex A to this Agreement.

            The parties agree as follows:

                                    ARTICLE I

                                    TRANSFERS

            SECTION 1.1. Transfers and Purchases by the ITCO Stockholders. Prior to the earlier of (x) an Initial Public Offering or (y) a Change of Control, without the prior written consent of the Company and without complying with
Section 1.5 of this Agreement, no ITCO Stockholder shall Transfer any ITCO Shares to (i) Brown Brothers Harriman and Company, The 1818 Mezzanine Fund L.P., or any of their respective Affiliates or (ii) any Person that is in the good faith judgment of the Company's Board of Directors a supplier to, or competitor of, the Company and its Subsidiaries. Except as set forth in the immediately preceding sentence, the ITCO Stockholders may transfer ITCO Shares (i) pursuant to the exercise of registration rights under the Registration Rights

Agreement, (ii) in a sale or other distribution pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act, (iii) to another ITCO Stockholder or to an Affiliate of an ITCO Stockholder (including any limited partners of Wingate Partners II, L.P.) who agrees in writing to become bound by all of the provisions of this Agreement (a "Permitted Transferee") or
(iv) in accordance with Section 1.2, 1.3, 1.4 or 1.5 of this Agreement. From and after the date of this Agreement, the ITCO Stockholders shall not, and shall cause their respective Affiliates not to, purchase, offer to purchase or enter into any negotiations or discussions regarding the purchase of any shares of capital stock or equity securities of the Company or any of its Subsidiaries without the prior written consent of the Company other than in connection with a Transfer to a Permitted Transferee. When used in this Agreement, "Transfer" means any sale, disposition, pledge or other transfer of ITCO Shares, whether directly or indirectly, and including by means of a change of control of the Person holding such ITCO Shares.

            SECTION 1.2. Tag-Along Right.

            (a) Applicability. If, at any time, any of the Principal Stockholders, acting alone or in concert with others (including other Principal Stockholders), desires to transfer to any Person (other than to a Principal Stockholder or a Family Member of such Principal Stockholder), directly or indirectly, in one or a series of related transfers, any of the shares of Common Stock then owned by the Principal Stockholders (each such transferring Principal Stockholder is referred to herein as a "Transferor"), such Principal Stockholder shall comply with the requirements of this Section 1.2; provided, that (i) Susan Gaither Jones may sell up to 462,790 shares of Common Stock (as reduced by any shares of Common Stock sold by Ann Heafner Gaither pursuant to clause (ii) below), and (ii) Ann Heafner Gaither may sell up to 350,000 shares of Common Stock (as reduced by any shares of Common Stock sold by Susan Jones pursuant to clause (i) above), without complying with the requirements of this Section 1.2.

            (b) Tag-Along Offer. Prior to making any transfer, the Transferor shall submit a written notice to the ITCO Stockholders (the "Transferor's Notice") (i) specifying the number of shares of Common Stock proposed to be transferred (the "Subject Shares"), the identity of the proposed transferee (if known) and the amount of consideration proposed to be received and (ii) containing the Tag-Along Offer. The Transferor shall offer (the "Tag-Along Offer") to include in the proposed transfer a number of ITCO Shares designated by the ITCO Stockholders (the "Tag-Along Shares"), provided, that the number of Tag-Along Shares shall not exceed the product of (x) the number of Subject Shares and (y) a fraction, the numerator of which is the number of ITCO Shares held by the ITCO Stockholders and the denominator of which is the number of shares of Common Stock outstanding on a fully diluted basis. The Tag-Along Offer shall be conditioned upon the Transferor consummating a transfer on substantially the terms described in the Transferor's Notice to the transferee named in the Transferor's Notice, and nothing in this Agreement shall be construed as an obligation on the part of the Transferor to consummate any such transfer.

            (c) Acceptance. The rights set forth in this Section 1.2 shall be exercisable by each ITCO Stockholder by delivery of written notice of exercise (an "Acceptance Notice") to the Transferor within ten business days after receipt of the Transferor's Notice indicating such ITCO Stockholder's desire to exercise such rights and specifying the number of Tag-Along Shares such ITCO Stockholder desires to include. If an ITCO Stockholder does not indicate its desire to exercise the rights set forth in this Section 1.2 in an Acceptance Notice or fails to provide an Acceptance Notice in a timely manner, its rights under this Section 1.2 shall be deemed to have been waived with respect to the particular transfer described in the Transferor's Notice. If an ITCO Stockholder fails to submit an Acceptance Notice to the Transferor within such time period, such failure shall be regarded as a rejection of the Tag-Along Offer by such ITCO Stockholder. Any ITCO Stockholder indicating its desire to transfer Tag-Along Shares in a timely Acceptance Notice is referred to herein as a "Participating ITCO Stockholder."

            (d) Sale of Shares. If a Transferor consummates a transfer of Subject Shares pursuant to a Transferor's Notice, it shall transfer (or cause the transfer of) (i) all of the Tag-Along Shares included in such transfer by Participating ITCO Stockholders pursuant to timely Acceptance Notices and (ii) the Subject Shares identified in the Transferor's Notice (reduced by the amount of such Tag-Along Shares and by the amount of any shares of Common Stock subject to transfer pursuant to the exercise of tag-along rights granted in the Subordinated Financing Documents) to the proposed transferee in accordance with the terms of such transfer set forth in such Transferor's Notice. The price per share and form of consideration for Tag-Along Shares shall be the same as the Transferor's consideration received for Subject Shares and shall be subject, on a several and not joint basis, to the same representations and warranties, covenants, indemnities, holdbacks and escrow provisions, if any, and any similar components of the Tag-Along Offer to which the Transferor is subject; provided, that (i) to the extent the Participating ITCO Stockholders are required to provide indemnities in connection with the transfer of Tag-Along Shares, no Participating ITCO Stockholder shall be required to provide indemnification that would result in an aggregate liability to such Participating ITCO Stockholder in excess of such Participating ITCO Stockholder's proceeds from the sale of Tag-Along Shares pursuant to this Section 1.2 and (ii) such indemnities shall be made by the Participating ITCO Stockholders severally and not jointly. All fees and expenses incurred by the Participating ITCO Stockholders (including, without limitation, with respect to financial advisors, accountants and counsel to the Participating ITCO Stockholders) in connection with a transfer pursuant to this
Section 1.2 shall be borne by the Person incurring such fees and expenses, unless the proposed transferee or the Company is paying the Transferor's fees and expenses, in which case such Person shall to the same extent pay the fees and expenses of the Participating ITCO Stockholders. If a transfer pursuant to a Transferor's Notice does not occur on or before the later of 120 days after the date such Transferor's Notice was received by the ITCO Stockholders or five days after the expiration or waiver of any waiting period applicable to such proposed transfer pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the provisions of this Section 1.2 shall apply anew as if no such Transferor's Notice had been given and no Tag-Along Offer made.

            (e) Termination of Tag-Along Right. The provisions of this Section
1.2 shall terminate and be of no further force and effect from and after the date on which less than 10% of the ITCO Shares are owned by ITCO Stockholders. Any securities transferred in accordance with this Section 1.2 shall not thereafter be subject to the provisions of this Section 1.2.

            SECTION 1.3. Drag-Along Obligation. In the event that any Person or group (as such term is defined in Section 13(d) of the Exchange Act) desires to acquire at least 90% of the capital stock of the Company, whether directly or indirectly, and the Board of Directors of the Company and the holders of at least 66-2/3% of the voting power of the outstanding shares of capital stock of the Company approve of such acquisition, each ITCO Stockholder agrees to sell to such Person or group all of the shares of capital stock of the Company owned by such ITCO Stockholder and to execute and deliver all such documents and instruments and take all such other actions as may be reasonably necessary to effectuate such sale, provided that the ITCO Stockholders receive in connection with such acquisition the same price per share and form of consideration (including any consideration allocated to employment, consulting or non-competition agreements) as all of the other holders of shares of Common Stock (including the Class A Stock) on a pro rata basis (without regard to any control premium or minority discount that may be applied); provided, further, that the provisions of this Section 1.3 shall terminate and be of no further force and effect from and after the consummation of an Initial Public Offering. The parties intend this Section 1.3 to inure to the benefit of, and be enforceable against the ITCO Stockholders by, the Principal Stockholders.

            SECTION 1.4. Put Right.

            (a) Exercise. The ITCO Stockholders shall have the right, exercisable by the ITCO Stockholder Majority, upon (i) a Change of Control (unless pursuant to such Change of Control all of the Capital Stock of the Company is being sold and the ITCO Stockholders are to receive in connection therewith (x) cash or (y) registered or publicly tradeable securities listed on the NYSE or quoted or listed on any other national securities exchange or the Nasdaq for their shares of the Common Stock of the Company) or (ii) the date that is eight months after the earlier to occur of (x) May 4, 2004 and (y) the date on which the holders of a majority in interest of the Warrants have exercised their right to require redemption of the Warrants, to request the Company to redeem all of the issued and outstanding ITCO Shares on the terms set forth in this Section 1.4. Notice of a request for redemption pursuant to this
Section 1.4 shall be given in accordance with Section 4.6 of this Agreement and the Company shall redeem (unless otherwise prevented by law) the ITCO Shares on a date (the "Redemption Date") no later than the 180th day after receipt by the Company of such notice.

            (b) Redemption Price. At any time on or after the Redemption Date, each ITCO Stockholder shall be entitled to receive such ITCO Stockholder's pro rata share of the Equity Value upon actual delivery to the Company or its transfer agent of the certificate representing such ITCO Stockholder's ITCO Shares.

            (c) Termination of Put Right. The provisions of this Section 1.4 shall terminate and be of no further force and effect from and after the consummation of an Initial Public Offering.

            SECTION 1.5. Right of First Offer.

            (a) Applicability. If (i) an ITCO Stockholder (the "ITCO Transferor") wishes at any time to Transfer ITCO Shares to a third party (other than a Permitted Transferee) and (ii) Section 1.1 is otherwise inapplicable or unenforceable with respect to such proposed Transfer, such ITCO Stockholder shall first offer (the "First Offer") to sell the Offered Shares to the Company.

            (b) First Offer. Prior to making any Transfer, the ITCO Stockholder shall submit a written notice to the Company (the "First Offer Notice") (i) specifying the number of ITCO Shares the ITCO Stockholder proposes to Transfer (the "Offered Shares") and (ii) containing a copy of the terms and conditions of the First Offer. Upon receipt of a First Offer Notice, the Company shall be entitled to purchase all, but not less than all, of the Offered Shares upon the terms and conditions set forth in the First Offer Notice. The rights set forth in this Section 1.5 shall be exercisable by the Company by delivery of written notice of exercise (an "Exercise Notice") to the ITCO Transferor within 10 days after receipt of the First Offer Notice. If the Company shall fail to respond to the ITCO Transferor within such 10 day period, such failure shall be regarded as a rejection of the First Offer by the Company.

            (c) Sale of Shares. The closing of any purchase of Offered Shares by the Company under this Section 1.5 shall be held at the principal office of the Company on or before the 30th day following delivery of the Exercise Notice (or such later time as may be necessary to comply with any applicable Requirement of
Law) or at such other time and place as the parties to the transaction may agree. At such closing, the ITCO Transferor shall deliver certificates representing the Offered Shares being purchased by the Company, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such shares shall be free and clear of any Liens (and the ITCO Transferor shall so represent and warrant), and the ITCO Transferor shall further represent and warrant that it is the record and beneficial owner of all such shares, with full authority and power to transfer such shares. The ITCO Transferor shall not be required to make any other representations or warranties in connection with such transfer. The Company shall deliver at the closing payment in full in cash for such shares. At such closing, all of the parties to the transaction shall execute and/or deliver such additional documents as are otherwise necessary or appropriate to effectuate the transfer of the Offered Shares.

            (d) Failure to Purchase. Notwithstanding anything to the contrary contained in this Section 1.5, if the Company does not purchase all of the Offered Shares within the period specified in Section 1.5(c), the ITCO Transferor may Transfer to any other Person all, but not less than all, of the Offered Shares (i) for a purchase price that is no lower than 100% of that stated in the First Offer Notice and (ii) upon terms and conditions otherwise no more favorable to such other Person than those stated in the First Offer Notice;

provided, however, that such transfer is bona fide and made before 90 days from the later of (i) the date of the rejection of the First Offer, if it is rejected, or the failure to consummate the purchase of the Offered Shares, if the First Offer is not rejected and (ii) the date which is 10 days after the expiration or waiver of any applicable waiting period to such proposed transfer pursuant to the Hart-Scott-Rodino Antitrust Improvements Act, as amended. If such sale is not consummated within the period described in the proviso in the preceding sentence, the restrictions provided for in this Section 1.5 shall again become effective, and no transfer of shares otherwise subject to this
Section 1.5 may be made thereafter without again offering the same to the Company in accordance with the terms and conditions of this Agreement.

            (e) Termination of Right of First Offer. The provisions of this
Section 1.5 shall terminate and be of no further force and effect upon the earlier to occur of (i) the consummation of an Initial Public Offering or (ii) a Change of Control of the Company. The Company shall be entitled to refuse to waive compliance with this Section 1.5 in its sole discretion.

                                   ARTICLE II

                              AFFIRMATIVE COVENANTS

            SECTION 2.1. Financial Statements. The Company shall deliver to each ITCO Stockholder:

            (a) as soon as available, but not later than 120 days after the end of each fiscal year of the Company, a full copy of the audit report containing a copy of the consolidated balance sheet of the Company and its Subsidiaries as of the end of such year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail with footnotes and accompanied by a management summary and analysis of the operations of the Company and its Subsidiaries for such fiscal year and by the opinion of Arthur Andersen LLP (or any successor thereto) or another nationally recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent, except as otherwise stated therein, with prior years;

            (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each year the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related consolidated statements of income and cash flow for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company;

            (c) to the extent prepared by the Company, budgets, documentation of material financial transactions, projections, operating reports, acquisition analyses, presentations to banks, financial institutions or potential investors, consultants' reports and such other financial and operating data of the Company and its Subsidiaries as any ITCO Stockholder reasonably may request;

            (d) at any time when it is not subject to Section 13 or 15(d) of the Exchange Act, upon request, to any ITCO Stockholder and prospective Permitted Transferee of ITCO Shares, information of the type that would satisfy the requirement of subsection (d)(4)(i) of Rule 144A (or any similar successor provision) under the Securities Act; and

            (e) if and when the Company becomes subject to Section 13 or 15(d) of the Exchange Act or files a registration statement under the Securities Act, promptly after the same are filed, copies of all reports, statements and other documents filed with the Securities and Exchange Commission, at which point
Section 2.1(a) and (b) shall expire and no longer be binding upon the Company.

Any documents or information supplied by the Company pursuant to clauses (a),
(b), (c) or (d) above shall be subject to the confidentiality obligations contained in Section 4.1.

            SECTION 2.2. Certificates; Other Information. The Company shall furnish to each ITCO Stockholder concurrently with the delivery of the financial statements referred to in Section 2.1(a) and (b) above, a certificate of the Company's Chief Financial Officer stating that, to the best of such officer's knowledge, there exists no default under or breach of Articles 2 and 3, except as specified in such certificates.

            SECTION 2.3. Notices. Upon actual knowledge of the Chief Executive Officer, the President or the Chief Financial Officer of the Company of the events described below, the Company shall give prompt written notice (but in any event within 10 days) to each ITCO Stockholder of any of the following events:

            (a) the occurrence of any default under, or breach of, any of the provisions of Articles 2 or 3 accompanied by a certificate specifying the nature of such default or breach, the period of existence thereof and the action that the Company has taken or proposes to take with respect thereto; and

            (b) any (i) material default or event of default under the Senior Indebtedness of the Company or any other material Contractual Obligation of the Company or any of its Subsidiaries, or (ii) material dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority.

            Each notice pursuant to this Section 2.3 shall be accompanied by a statement by the Chief Executive Officer, President or Chief Financial Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

            SECTION 2.4. Preservation of Corporation Existence. The Company shall, and shall cause each of its Subsidiaries to, preserve and maintain in full force and effect (i) its corporate existence and good standing under the laws of its jurisdiction of incorporation or organization and (ii) all material rights, privileges, qualifications, licenses and franchises necessary in the normal conduct of its business.

            SECTION 2.5. Payment of Obligations. The Company shall, and shall cause each of its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including, without limitation (i) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary in respect thereof; (ii) all lawful claims which the Company and/or its Subsidiaries are obligated to pay, which are due and which, if unpaid, might by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and all payments of principal and interest when due (giving effect to any grace periods relating thereto) on Indebtedness.

            SECTION 2.6. Compliance with Laws. The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with its articles or certificate of incorporation and by-laws or other organizational or governing documents and all Requirements of Law and with the directions of any Governmental Authority having jurisdiction over it or its business, except
(i) for such failures to comply as could not reasonably be expected to have a material adverse effect on the assets, business, operations, properties or financial or other condition of the Company and its Subsidiaries, taken as a whole or (ii) to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary in respect thereof.

            SECTION 2.7. Inspection. As often as may be reasonably requested by any ITCO Stockholder, the Company will permit, and will cause each of its Subsidiaries to permit, representatives of such ITCO Stockholder to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, in each case, at reasonable times during normal business hours and upon reasonable advance notice to the Company.

            SECTION 2.8. Board Representation.

            (a) ITCO Stockholder Nominee. The Company and the Principal Stockholders shall promptly after the date hereof cause a person designated by the ITCO Stockholder Majority to be elected to its Board of Directors, which person shall be either a principal of Wingate Partners II, L.P. or any other individual reasonably acceptable to a majority of members of the existing Board of Directors. Such designee shall serve until the annual meeting of stockholders of the Company immediately following the election of such person to the Board of Directors. Commencing with the annual meeting of stockholders of the Company immediately following the election of such person to the Board of Directors, and at each annual meeting of stockholders of the Company thereafter, the ITCO Stockholder Majority shall be entitled from time to time to nominate (in addition to any rights granted to holders of Class B Common Stock as set forth in the Company's articles of incorporation and by-laws) one director to the Company's Board of Directors. The Company shall cause such nominee of the ITCO Stockholder Majority to be included in the slate of nominees recommended by the Board to the Company's stockholders for election as directors, and the Company shall use its best efforts to cause the election of such nominee or nominees, including voting all shares for which the Company holds proxies (unless otherwise directed by the stockholder submitting such proxy) or is otherwise entitled to vote, in favor of the election of such person. In addition, each Principal Stockholder agrees to vote all shares of Common Stock for which such Principal Stockholder holds proxies or is otherwise entitled to vote in favor of the election of such person. The Company shall pay the reasonable out-of-pocket expenses incurred by such director in connection with attending meetings of the Board of Directors or any committee thereof.

            (b) Vacancies. In the event any nominee of the ITCO Stockholder Majority shall cease to serve as a director for any reason (other than by reason of the termination of this Section 2.8 in accordance with Section 2.8(h)), the Company shall use its best efforts to cause the vacancy resulting thereby to be filled by a nominee of the ITCO Stockholder Majority reasonably acceptable to a majority of the Board of Directors of the Company. In addition, each Principal Stockholder agrees to vote all shares of Common Stock for which such Principal Stockholder holds proxies or is otherwise entitled to vote in favor of the election of such person.

            (c) Committee Representation. In the event that the Board of Directors of the Company establishes committees from time to time, the director nominated by the ITCO Stockholder Majority pursuant to this Section 2.8 shall have the right, upon the request of the ITCO Stockholder Majority, to serve on each such committee.

            (d) Visitation Rights. In addition to the rights granted pursuant to
Section 2.8(a), (b) and (c) above, the ITCO Stockholder Majority shall have the right to have a representative attend all regular and special meetings of the Board of Directors of the Company and any committees thereof. The visitation rights set forth above shall include the right to receive the same notice and materials provided to Board and Committee members.

            (e) Non-Employee Directors. The ITCO Stockholder Majority shall have the right to approve the nomination of any director to the Board of Directors of the Company who is not a full-time employee of the Company, which approval shall not be unreasonably withheld; provided, however, that the ITCO Stockholder Majority shall not have the right to approve the nomination of any director who is nominated by the holders of shares of any series or class of preferred stock of the Company or by The 1818

Mezzanine Fund, L.P. or who is a Principal Stockholder or a Family Member of a Principal Stockholder.

            (f) Inconsistency with Organizational Documents. In the event that any provision of the Company's articles of incorporation or bylaws is inconsistent with any provision of this Section 2.8, the Company shall take such action as may be necessary to amend any such provision in the Company's articles of incorporation or bylaws to remedy such inconsistency.

            (g) Irrevocable Proxy; Conflicting Agreements. Each Principal Stockholder represents that such Principal Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Section 2.8 of this Agreement, and no Principal Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Section 2.8 of this Agreement.

            (h) Termination of Rights. The provisions of this Section 2.8 shall terminate and be of no further force and effect from and after the date on which less than 33% of the ITCO Shares are owned by ITCO Stockholders.

            SECTION 2.9. Listing. In the event that, and so long as, the Common Stock is listed on the NYSE or quoted or listed on any other national securities exchange or Nasdaq, the Company will quote or list and keep quoted or listed on such exchange or Nasdaq, upon official notice of issuance, all Common Stock issuable or deliverable to the ITCO Stockholders.

            SECTION 2.10. Class B Common Stock. The Company represents and warrants to the ITCO Stockholders that, pursuant to the Company's articles of incorporation, the Class A Common Stock and the Class B Common Stock have identical rights, powers and privileges, except that the shares of Class A Common Stock are entitled to 20 votes per share and the shares of Class B Common Stock are entitled to one vote per share, in each case on all matters submitted to a vote of the Company's Stockholders. In the event of an Initial Public Offering of the shares of Class A Common Stock, pursuant to the Company's articles of incorporation, all of the outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock on a one-for-one basis.

            SECTION 2.11. Anti-Dilution. After the date of this Agreement and prior to the earlier of an Initial Public Offering and the date the ITCO Stockholders own no ITCO Shares, without the prior written consent of the ITCO Stockholder Majority, the Company shall not at any time or from time to time issue or sell (x) shares of Common Stock or (y) securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock (other than shares of Common Stock issued upon exercise of the options and warrants outstanding on the date of this Agreement) ("Convertible Securities") (1) to any Principal Stockholder or Family Member or Affiliate of any of them or (2) at a price per share that is less than the

Current Market Price per share of Common Stock then in effect (treating the price per share of Common Stock, in the case of the issuance of any Convertible Security as equal to (x) the sum of the price for such Convertible Security, plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Convertible Security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such Convertible Security. Additionally, if a majority of the members of the Company's Board of Directors that are not Principal Stockholders, Family Members or employees of the Company formally object, the Company may not issue or sell Common Stock or Convertible Securities at a price per share of Common Stock (treating the price per share of Common Stock, in the case of the issuance of any Convertible Security, as set forth above in this
Section 2.11) of less than $10.00 (as adjusted to reflect stock splits (including reverse stock splits) of Common Stock) other than in connection with a bona fide acquisition of a business to the owner(s) thereof.

            SECTION 2.12. Termination of Covenants. The provisions of Sections 2.1, 2.2, 2.3 and 2.7 shall terminate and be of no further force and effect upon the consummation of an Initial Public Offering. The provisions of Sections 2.1,
2.2 and 2.3 shall terminate and be of no further force or effect on the date on which less than 33% of the ITCO Shares are owned by ITCO Stockholders.

                                   ARTICLE III

                               NEGATIVE COVENANTS

            SECTION 3.1. Articles of Incorporation and By-laws. The Company shall not amend the articles or certificate of incorporation or by-laws of the Company or any of its Subsidiaries in any way that would or could reasonably be expected to have an adverse effect on the interests of the ITCO Stockholders.

            SECTION 3.2. Transactions with Affiliates. Except as set forth on
Schedule 3.2 or as otherwise permitted by this Agreement, the Company shall not, and shall not allow any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, except (i) on terms no less favorable to the Company or such Subsidiary than those the Company or such Subsidiary would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary, (ii) transactions between the Company and its Subsidiaries or between Subsidiaries and (iii) following the prior approval of a majority of the members of the Board of Directors of the Company (excluding Principal Stockholders and Family Members).

            SECTION 3.3. Limitations on Restricted Payments. Except as set forth on Schedule 3.3 or as otherwise permitted under this Agreement, neither the Company nor any of its Subsidiaries will declare or make any Restricted Payment except that the Company may (i) declare and pay dividends on its Series A Preferred Stock and Series B Preferred Stock, or redeem in accordance with the Amended and Restated Articles the

Series A Preferred Stock and (ii) make supplemental discretionary payments in an amount up to an aggregate of $250,000 in any calendar year to Ann Heafner Gaither, William H. Gaither and Susan Gaither Jones, in each case so long as the making of such Restricted Payment is not prohibited pursuant to the Subordinated Financing Documents.

            SECTION 3.4. Termination of Covenants. The provisions of this
Article III shall terminate and be of no further force and effect upon the earlier to occur of (i) the consummation of an Initial Public Offering or (ii) the date on which less than 33% of the ITCO Shares are owned by ITCO Stockholders.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            SECTION 4.1. Confidentiality. Each ITCO Stockholder will (subject to the Company's sole discretion to waive compliance) utilize such ITCO Stockholder's reasonable best efforts to maintain as confidential any confidential or proprietary information obtained from the Company (including, without limitation, pursuant to Section 2.1), other than information which (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by such ITCO Stockholder or any of its representatives), (ii) is available to the ITCO Stockholder on a non-confidential basis from a source other than the Company or its Subsidiaries, provided, that such source was not known by such ITCO Stockholder to be bound by a confidentiality agreement (or other duty not to disclose) with the Company or any of its Subsidiaries or (iii) has been independently developed by such ITCO Stockholder, and shall not disclose any information obtained from the Company pursuant to Section 2.1 and 2.7 and required to be maintained as confidential pursuant hereto, except (a) to its advisors, representatives, agents, partners (and their representatives and advisors) and employees (provided that such ITCO Stockholder shall be responsible for any breach of this Section 4.1 by any such Person), (b) in the case of a Transfer expressly permitted by Article I of this Agreement, to any prospective transferee of such ITCO Stockholder's ITCO Shares or of an interest in such ITCO Stockholder (provided, that (x) the ITCO Stockholder shall not disclose to any such Person that is a potential transferee the information (other than budgets) referred to in Section 2.1(c) without the prior written consent of the Board of Directors of the Company, such consent not to be unreasonably withheld, and (y) such prospective transferee enters into a confidentiality agreement with respect to any confidential information on substantially the same terms as agreed to by such ITCO Stockholder in this
Section 4.1), (c) as may be required by law (including by court order, subpoena or other administrative order or process) or applicable regulations to which such ITCO Stockholder is or becomes subject, (d) in connection with any litigation arising out of or related to this Agreement, (e) to the executive officers of the Company or any of its Subsidiaries, or (f) with the prior written consent of the Company.

            SECTION 4.2. Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign any of its rights or obligations hereunder without the prior written consent of each other party hereto, except that an ITCO Stockholder may assign its rights and obligations to a Permitted Transferee that agrees in writing to be bound by the provisions of this Agreement. Any purported assignment in violation of this Section 4.2 shall be void.

            SECTION 4.3. Entire Agreement. This Agreement, the Merger Agreement and the Registration Rights Agreement embody the entire agreement and understanding of the parties hereto and supersede all other agreements or understandings, written or oral, with respect to the subject matter hereof.

            SECTION 4.4. Parties In Interest. Except as otherwise expressly provided herein, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and no term or provision in this agreement is for the benefit of any other Person.

            SECTION 4.5. Amendment and Waiver. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure from the terms of this Agreement, shall be effective unless it is in writing and signed by the Company and the ITCO Stockholder Majority. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose given.

            SECTION 4.6. Notices. All notices, demands and other communications provided for or permitted under this Agreement shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery (a) if to any ITCO Stockholder, addressed to it at the address set forth on the signature page to this Agreement, or at such other address as it shall have furnished to the Company in writing in the manner set forth herein; (b) if to any other holder of ITCO Shares, at the address that such holder shall have furnished to the Company in writing in the manner set forth herein, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such ITCO Shares who has furnished an address to the Company; or (c) if to the Company, addressed to it at the address set forth on the signature page to this Agreement, or at such other address as the Company shall have furnished to each holder of ITCO Shares at the time outstanding in the manner set forth herein. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered to a courier, if delivered by overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if sent by facsimile.

            SECTION 4.7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            SECTION 4.8. Rules of Interpretation. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" and "including" are not limiting;
(iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a Person includes its permitted successors and assigns; (vi) a reference to generally accepted accounting principles refers to United States generally accepted accounting principles; (vii) a reference in this Agreement to an Article, Section, Annex, Exhibit or Schedule is to the Article, Section, Annex, Exhibit or Schedule of this Agreement; and (viii) a reference to an agreement or instrument includes any annexes, exhibits or schedules to the specified agreement or instrument.

            SECTION 4.9. Remedies. The parties to this Agreement acknowledge that damages at law would be an inadequate remedy for the breach of any provision contained in Article I or Sections 4.1 or 4.2 of this Agreement, and agree in the event of such breach or threatened breach that the non-breaching party may (i) obtain temporary and permanent injunctive relief restraining the breaching party from such breach or threatened breach, and, to the extent permissible under the applicable statutes and rules of procedure, that a temporary injunction may be granted immediately upon the commencement of a proceeding commenced under this Section 4.9 and (ii) enforce specifically such provisions in any legal proceeding. Nothing contained in the preceding sentence shall be construed as prohibiting any party from pursuing any other remedies available at law or in equity for such breach or threatened breach of any such provision of this Agreement.

            SECTION 4.10. LEGAL PROCEEDINGS; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY PROCEDURAL LAW OF SUCH STATE REQUIRING THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION). EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND OF ANY DELAWARE STATE COURT FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH

PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 4.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same Agreement.

            IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.


Company:                     THE J. H. HEAFNER COMPANY, INC.


                             By: /s/ Michael Gaither
                                 -----------------------------------------------
                             Name: Michael Gaither
                             Title: Senior Vice President and General Counsel


ITCO Stockholders:           WINGATE PARTNERS II, L.P.
                             750 North St. Paul, Suite 1200
                             Dallas, Texas 75201


                             By:  WINGATE MANAGEMENT COMPANY II,
                                  L.P.,  its general partner


                             By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                     its sole general partner


                             By: /s/ V. Edward Easterling, Jr.
                                 -----------------------------------------------
                                 V. Edward Easterling, Jr., Principal


                              ------------------------------------------------
                              Armistead Burwell, Jr.
                              3214 Rutherford Drive
                              Raleigh, NC 27609


                              ------------------------------------------------
                              William E. Berry
                              1213 Waverly Road
                              Wilson NC  27896


                              ------------------------------------------------
                              Richard P. Johnson
                              4229 Lomo Alto Court
                              Dallas, TX  75219

            IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.


Company:                     THE J. H. HEAFNER COMPANY, INC.


                             By:
                                 -----------------------------------------------
                             Name: Michael Gaither
                             Title: Senior Vice President and General Counsel


ITCO Stockholders:           WINGATE PARTNERS II, L.P.
                             750 North St. Paul, Suite 1200
                             Dallas, Texas 75201


                             By:  WINGATE MANAGEMENT COMPANY II,
                                  L.P.,  its general partner


                             By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                     its sole general partner


                             By:
                                 -----------------------------------------------
                                 V. Edward Easterling, Jr., Principal



                              /s/ Armistead Burwell, Jr.
                              ------------------------------------------------
                              Armistead Burwell, Jr.
                              3214 Rutherford Drive
                              Raleigh, NC 27609

                              ------------------------------------------------
                              William E. Berry
                              1213 Waverly Road
                              Wilson NC  27896


                              ------------------------------------------------
                              Richard P. Johnson
                              4229 Lomo Alto Court
                              Dallas, TX  75219

            IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.


Company:                     THE J. H. HEAFNER COMPANY, INC.


                             By:
                                 -----------------------------------------------
                             Name: Michael Gaither
                             Title: Senior Vice President and General Counsel


ITCO Stockholders:           WINGATE PARTNERS II, L.P.
                             750 North St. Paul, Suite 1200
                             Dallas, Texas 75201


                             By:  WINGATE MANAGEMENT COMPANY II,
                                  L.P.,  its general partner


                             By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                     its sole general partner


                             By:
                                 -----------------------------------------------
                                 V. Edward Easterling, Jr., Principal


                              ------------------------------------------------
                              Armistead Burwell, Jr.
                              3214 Rutherford Drive
                              Raleigh, NC 27609

                              /s/ William E. Berry
                              ------------------------------------------------
                              William E. Berry
                              1213 Waverly Road
                              Wilson NC  27896


                              ------------------------------------------------
                              Richard P. Johnson
                              4229 Lomo Alto Court
                              Dallas, TX  75219

            IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.


Company:                     THE J. H. HEAFNER COMPANY, INC.


                             By:
                                 -----------------------------------------------
                             Name: Michael Gaither
                             Title: Senior Vice President and General Counsel


ITCO Stockholders:           WINGATE PARTNERS II, L.P.
                             750 North St. Paul, Suite 1200
                             Dallas, Texas 75201


                             By:  WINGATE MANAGEMENT COMPANY II,
                                  L.P.,  its general partner


                             By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                     its sole general partner


                             By:
                                 -----------------------------------------------
                                 V. Edward Easterling, Jr., Principal


                              ------------------------------------------------
                              Armistead Burwell, Jr.
                              3214 Rutherford Drive
                              Raleigh, NC 27609

                              ------------------------------------------------
                              William E. Berry
                              1213 Waverly Road
                              Wilson NC  27896


                              /s/ Richard P. Johnson
                              ------------------------------------------------
                              Richard P. Johnson
                              4229 Lomo Alto Court
                              Dallas, TX  75219

                              /s/ Leon R. Ellin
                              ------------------------------------------------
                              Leon R. Ellin
                              7308 Bay Hill Court
                              Raleigh, NC  27615

                              WINGATE AFFILIATES II, L.P.
                              750 North St. Paul, Suite 1200
                              Dallas, Texas 75201

                              By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                   its sole general partner


                              By:
                                  ----------------------------------------------
                                  V. Edward Easterling, Jr., Principal

                              CALLIER INVESTMENT COMPANY
                              c/o Wingate
                              750 North St. Paul, Suite 1200
                              Dallas, Texas  75201


                              By:
                                  ----------------------------------------------
                                  James T. Callier
                                  Managing Partner

Principal  Stockholders
(solely for purposes of
evidencing their acceptance
of and agreement with
Section 1.2 and Section 2.8):

                              ----------------------------------------
                              Ann H. Gaither



                              -----------------------------------------
                              William H. Gaither



                              -----------------------------------------
                              Susan G. Jones


                              ------------------------------------------
                              Thomas R. Jones

                              ------------------------------------------------
                              Leon R. Ellin
                              7308 Bay Hill Court
                              Raleigh, NC  27615

                              WINGATE AFFILIATES II, L.P.
                              750 North St. Paul, Suite 1200
                              Dallas, Texas 75201

                              By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                   its sole general partner


                              By: /s/ V. Edward Easterling, Jr.
                                  ----------------------------------------------
                                  V. Edward Easterling, Jr., Principal

                              CALLIER INVESTMENT COMPANY
                              c/o Wingate
                              750 North St. Paul, Suite 1200
                              Dallas, Texas  75201


                              By:
                                  ----------------------------------------------
                                  James T. Callier
                                  Managing Partner

Principal  Stockholders
(solely for purposes of
evidencing their acceptance
of and agreement with
Section 1.2 and Section 2.8):

                              ----------------------------------------
                              Ann H. Gaither



                              -----------------------------------------
                              William H. Gaither



                              -----------------------------------------
                              Susan G. Jones


                              ------------------------------------------
                              Thomas R. Jones

                              ------------------------------------------------
                              Leon R. Ellin
                              7308 Bay Hill Court
                              Raleigh, NC  27615

                              WINGATE AFFILIATES II, L.P.
                              750 North St. Paul, Suite 1200
                              Dallas, Texas 75201

                              By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                   its sole general partner


                              By:
                                  ----------------------------------------------
                                  V. Edward Easterling, Jr., Principal

                              CALLIER INVESTMENT COMPANY
                              c/o Wingate
                              750 North St. Paul, Suite 1200
                              Dallas, Texas  75201


                              By: /s/ James T. Callier
                                  ----------------------------------------------
                                  James T. Callier
                                  Managing Partner

Principal  Stockholders
(solely for purposes of
evidencing their acceptance
of and agreement with
Section 1.2 and Section 2.8):

                              ----------------------------------------
                              Ann H. Gaither



                              -----------------------------------------
                              William H. Gaither



                              -----------------------------------------
                              Susan G. Jones


                              ------------------------------------------
                              Thomas R. Jones

Principal  Stockholders
(solely for purposes of
evidencing their acceptance
of and agreement with
Section 1.2 and Section 2.8):

                              /s/ Ann H. Gaither
                              ----------------------------------------
                              Ann H. Gaither


                              /s/ William H. Gaither
                              -----------------------------------------
                              William H. Gaither


                              /s/ Susan G. Jones
                              -----------------------------------------
                              Susan G. Jones


                              /s/ Thomas R. Jones
                              ------------------------------------------
                              Thomas R. Jones

                                                                         ANNEX A
                                                TO CLASS B STOCKHOLDER AGREEMENT

                                  DEFINED TERMS

      "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York or the City of Atlanta are authorized or required by law or executive order to close.

      "Business Value" shall mean the product of 6 times the EBITDA of the Company for the Calculation Period.

      "Calculation Period" shall mean the twelve month period ending on the last day of the most recently completed month preceding the date of notice of a request for redemption pursuant to Section 1.4.

      "Capital Lease Obligations" shall mean, as to any Person, Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

      "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person not a corporation) whether now outstanding or hereafter issued, including, without limitation, all common stock and preferred stock and any rights, warrants or options to purchase such Person's capital stock.

      "Change of Control" of the Company shall mean such time as:

      (i) The Principal Stockholders and Family Members shall collectively cease to beneficially own outstanding shares of capital stock of the Company, entitling such Principal Stockholders and Family Members to exercise more than 50% of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of stockholders of the Company (the term "beneficial owner" shall be determined in accordance with Rule 13d-3, promulgated by the Commission under the Exchange Act);

      (ii) A majority of the Board of Directors of the Company shall consist of Persons other than Continuing Directors. The term "Continuing Director" shall mean any member of the Board of Directors of the Company on the date of this Agreement, any member of the Board of Directors elected by holders of preferred stock of the Company, any member of the Board of Directors of the Company designated by The 1818 Mezzanine Fund, L.P. or the ITCO Stockholder Majority to be elected to the Board of Directors and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors of the Company;

      (iii) The stockholders of the Company shall have approved a recapitalization, reorganization, merger, consolidation or similar transaction, in each case, with respect to which all or substantially all the Persons who were the respective beneficial owners of the outstanding shares of capital stock of the Company immediately prior to such recapitalization, reorganization, merger or consolidation, will directly or indirectly own beneficially less than 50% of the combined voting power of the then outstanding shares of capital stock of the Company resulting from such recapitalization, reorganization, merger, consolidation or similar transaction; or

      (iv) The stockholders of the Company shall have approved of the sale or other disposition of all or substantially all the assets of the Company in one transaction or in a series of related transactions.

      "Class A Stock" shall mean the Class A Common Stock, $.01 par value, of the Company.

      "Class B Stock" shall mean the Class B Common Stock, $.01 par value, of the Company.

      "Common Stock" shall mean the Class B Stock and the Class A Stock.

      "Contingent Obligation" shall mean, as to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation (each a "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or
(b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor in respect of any such primary obligation or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of such primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

      "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

      "Current Market Price" per share shall mean, on any date specified herein for the determination thereof, (a) the average daily Market Price of the Common Stock for those days during the period of 15 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then listed or quoted in the over-counter market, the Market Price on such date.

      "EBITDA" shall mean, with respect to any Person for any period, the sum of
(a) Net Income for such period (excluding therefrom, to the extent included in determining Net Income, any items of extraordinary gain or loss, including net gains or losses on sale of assets other than asset sales in the ordinary course of business), (b) Interest Expense deducted from revenue in determining such Net Income, (c) Federal, state and local income and franchise taxes deducted from revenue in determining such Net Income, (d) depreciation and amortization and all non-cash charges to the extent deducted from revenue in determining such Net Income, (e) the sum of all supplemental discretionary payments made to Ann Heafner Gaither, William H. Gaither and Susan Gaither Jones pursuant to the Subordinated Financing Documents deducted from revenue in determining such Net Income, less (f) interest income and all non-cash items which increase such Net Income. For purposes of calculating (d) and (e) above, all items that would not be considered operating items in the ordinary course of business or would result in changes in long-term asset or liability accounts shall be excluded. All references contained herein to EBITDA of the Company shall be to the EBITDA of the Company and its Subsidiaries, determined on a consolidated basis.

      "Equity Value" shall mean an amount equal to the product of (x) the percentage of outstanding Common Stock on a fully diluted basis owned by the ITCO Stockholders, in the aggregate, and (y) the Redemption Value.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission hereunder.

      "Fair Market Value" shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller under no compulsion to sell, in an arm's-length transaction (without consideration of any minority investment discounts).

      "Family Member" shall mean (x) a member of a Principal Stockholder's immediate family, which shall include her or his ancestors, spouse, siblings, descendants or spouses (or surviving spouses) of descendants, or (y) a trust, corporation, limited liability company, partnership or other entity, all of the beneficial interests in which shall be held by such Principal Stockholder or one or more persons described in clause (x); provided, however, that during the period any such trust, corporation, limited liability company, partnership or other entity holds any right, title or interest in any Common Stock, no Person other than such Principal Stockholder or one or more Family Members of such Principal Stockholder of the type listed in clause (x) may be or become beneficiaries, stockholders or limited or general partners or owners thereof.

      "Funded Debt" shall mean all Indebtedness for borrowed money of the Company and its Subsidiaries on a consolidated basis that by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from, or is renewable or extendable at the option of the debtor to a date more than one year from, the date of creation thereof (including an option of the debtor under a revolving credit or similar arrangement obligating the lender or lenders to extend credit over a period of one year or more), and includes any current maturities of any such Indebtedness.

      "GAAP" shall mean generally accepted United States accounting principles in effect from time to time.

      "Governmental Authority" shall mean the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "Initial Public Offering" shall mean the initial public offering of the Common Stock with gross proceeds of at least $25 million or representing at least 20% of the Common Stock on a fully diluted basis and such Common Stock is listed or quoted on the NYSE or quoted or listed on any other national securities exchange or the Nasdaq.

      "Indebtedness" shall mean, as to any Person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable and accrued liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps and similar agreements under which payments are obligated to be made, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations under Capital Lease Obligations, (g) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) any Contingent Obligation.

      "Interest Expense" shall mean, with respect to any Person for any period, the sum of (a) gross interest expense of such Person for such period in accordance with GAAP consistently applied, including (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense, and (b) any other capitalized interest of such Person determined in accordance with GAAP. All references contained herein to the Interest Expense of the Company shall be to the Interest Expense of the Company and its Subsidiaries, determined on a consolidated basis.

      "Investment" means (i) the acquisition (whether for cash, property, services, securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition; and (ii) the making of any advance, loan or other extension of credit to, any Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any accounts receivable created in the ordinary course of business).

      "ITCO Shares" shall mean the shares of Class B Stock issued to the ITCO Stockholders in connection with the ITCO Merger, and shall be deemed for purposes of this Agreement to include any and all shares of capital stock of the Company or any of its successors or assigns (whether by merger, consolidation, sale of assets or otherwise) or securities convertible into or exchangeable for shares of capital stock of the Company, in each case, that may be issued in respect of, in exchange for or in substitution of such ITCO Shares by reason of any stock dividend, split, reverse split, combination or other adjustment, conversion, recapitalization, reclassification, merger, consolidation or otherwise.

      "ITCO Stockholder Majority" shall mean the holders of a majority of the ITCO Shares (excluding for purposes of this Agreement any ITCO Shares owned by the Company or any of its Affiliates).

      "ITCO Stockholders" shall have the meaning given in the preamble to this Agreement, and shall be deemed for purposes of this Agreement to include and refer to any Permitted Transferees (as defined in Section 1.1).

      "Liabilities" of any Person shall mean all items (except for items of capital stock, additional paid-in capital or retained earnings, or of general contingency or deferred tax reserves) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Liabilities are to be determined.

      "Lien" as applied to the property of any Person means:

      (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capital Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom,

      (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person,

      (c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws), or otherwise, be given any priority whatsoever over the claims of general unsecured creditors of such Person, except to the extent being disputed or contested by the Company or its Subsidiaries by appropriate proceedings and in respect of which any reserve required by GAAP has been appropriately established and maintained,

      (d) the filing of, or any agreement to give, any financing statement under the UCC or its equivalent in any jurisdiction, excluding informational financial statements relating to property leased by the Company or its Subsidiaries, and

      (e) in the case of any interest in real estate, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances.

      "Market Price" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is then listed or admitted to trading on any national securities exchange, the closing price of the Common Stock on such date; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the last sale price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on such date as shown by Nasdaq and reported by any member firm of the NYSE selected by the Company; or (d) if neither (a), (b) nor (c) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company which shall be deemed to be Fair Market Value unless holders of at least 33% of the ITCO Shares request that the Company obtain an opinion of a nationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the ITCO Shares, in which event the Fair Market Value shall be as determined by such investment banking firm.

      "Nasdaq" shall mean the National Market System of the Nasdaq Stock Market.

      "Net Income" shall mean, for any period, the net income (loss) of any Person, determined in accordance with GAAP, after deducting all operating expenses, provisions for taxes and reserves and all other proper deductions in accordance with GAAP. All references contained herein to the Net Income of the Company shall be to the Net Income of the Company and its Subsidiaries, determined on a consolidated basis.

      "NYSE" shall mean the New York Stock Exchange, Inc.

      "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

      "Principal Stockholders" shall mean Ann Heafner Gaither, William H. Gaither, Susan Gaither Jones and Thomas R. Jones.

      "Redemption Value" shall mean the Business Value plus the cash and Temporary Cash Investments of the Company and its Subsidiaries as of the last day of the Calculation Period minus the sum of the Funded Debt and Capital Lease Obligations of the Company and its Subsidiaries as of the last day of the Calculation Period.

      "Requirements of Law" shall mean, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Restricted Payment" shall mean (a) any dividend or other distribution on any share of the Company's or any Subsidiary's capital stock (except dividends payable solely in shares of their capital stock) or (b) any payment by the Company or any of its Subsidiaries on account of the direct or indirect purchase, redemption, retirement or other acquisition of (i) any shares of the Company's or any such Subsidiary's capital stock (except shares acquired upon the conversion or exercise thereof into other shares of their capital stock),
(ii) any option, warrant or other right to acquire shares of the Company's or any such Subsidiary's capital stock (except upon the conversion or exercise thereof into shares of capital stock) or (iii) any Indebtedness of the Company or any such Subsidiary (other than Indebtedness of the Company or any Subsidiary existing on the date hereof (including without limitation the Indebtedness described on Schedule 3.3), as amended, modified, supplemented and/or restated from time to time in accordance with its terms, including any replacement agreement therefor and any refinancing of the debt incurred thereunder, prior to any date set forth for mandatory repayment of principal or interest thereon.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

      "Subordinated Financing Documents" shall mean the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 7, 1997, between the Company and The 1818 Mezzanine Fund, L.P., and the notes and agreements entered into in connection therewith, including the warrants to acquire initially 977,590 shares of Class A Stock of the Company at an exercise price of $.01 per share (the "Warrants") issued to The 1818 Mezzanine Fund, L.P., each as amended or modified from time to time in accordance with its terms.

      "Subsidiary" shall mean, with respect to any Person, a corporation or other entity of which 50% or more of the combined voting power of the then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors is owned, directly or indirectly, by such Person.

      "Temporary Cash Investment" means any Investment in (i) United States Government Obligations, (ii) commercial paper rated at least A or the equivalent thereof by Moody's Investors Services, Inc. or a similar nationally recognized credit rating agency or (iii) time deposits (including certificates of deposit) with any bank or trust company which is organized, licensed or otherwise regulated under the laws of the United States or any state thereof, the long-term debt securities of which are rated at least A or the equivalent thereof by Moody's Investors Service, Inc. or a similar nationally recognized credit rating agency; provided, in each case, that such Investment matures within one (1) year from the date of acquisition thereof by the Company, or any of its Subsidiaries.

      "United States Government Obligations" means direct non-callable obligations of, or non-callable obligations guaranteed by the United States for the payment of which obligation the full faith and credit of the United States is pledged.